LORD ABBETT RESEARCH FUND Lord Abbett Small Cap Value Fund

Supplement dated October 7, 2013 to the

Statement of Additional Information dated April 1, 2013

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This supplement supersedes the June 21, 2013 supplement to the Fund’s Statement of Additional Information (“SAI”).

1.                  Effective October 1, 2013, the Fund is generally available for purchase by new investors and statements to the contrary in the SAI are deleted.

2.                  Effective October 1, 2013, the following paragraph replaces the fifth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-3 of the SAI:

Thomas B. Maher and Justin C. Maurer head Small Cap Value Fund’s team and are jointly and primarily responsible for the day-to-day management of the Fund.

3.                  Effective October 1, 2013, the following rows replace the applicable row in the corresponding table on page 5-3 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+(1))
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Small Cap Value Fund	Thomas B. Maher	4/$3,058	0/$0	485/$2,642(2)(3)
	Justin C. Maurer	4/$3,058	0/$0	485/$2,642(2)(3)

+ Total net assets are in millions.

(1) The amounts shown are as of August 31, 2013.

(2) Included in the number of accounts and total assets is one account with respect to which the management fee is based on the performance of the account; this account totals approximately $150 million in assets.

(3) Does not include $133 million for which Lord Abbett provides investment models to managed account sponsors.

4.                  Effective October 1, 2013, the following rows will replace the row in the table with respect to the portfolio holdings of the portfolio manager of Small Cap Value Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 5-5 of the SAI:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Small Cap Value Fund	Thomas B. Maher*	X
	Justin C. Maurer*		X
* The amounts shown are as of September 17, 2013.

Please retain this document for your future reference.